                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[   ] Preliminary Proxy Statement
[   ] Confidential, for Use of the Commission Only (as permitted by
      Rule 14a-6(e)(2))
[ X ] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12

                            Castle Energy Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]    No fee required.

[   ]         Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
              and 0-11.

         1)   Title of each class of securities to which transaction applies:

              ---------------------------------------------------------------

         2)   Aggregate number of securities to which transaction applies:

              ---------------------------------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

              ----------------------------------------------------------------

         4)   Proposed maximum aggregate value of transaction:

              ----------------------------------------------------------------

         5)   Total fee paid:

              ----------------------------------------------------------------

[   ]         Fee paid previously with preliminary materials.

[   ]         Check box if any part of the fee is offset as provided by
              the Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)   Amount Previously Paid:
                                     -----------------------------------------
         2)   Form, Schedule of Registration Statement No.:
                                                           -------------------
         3)   Filing Party:
                            --------------------------------------------------
         4)   Date Filed:
                          ----------------------------------------------------

                                                                May 15, 2000




Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders ("Annual Meeting") of Castle Energy Corporation (the "Company") to be held on Thursday, June 29, 2000, at 9:30 A.M., Eastern Daylight Time, at the Radnor Hotel, 591 E. Lancaster Avenue, St. Davids, Pennsylvania.

         At the Annual Meeting, you will be asked to consider and vote upon two matters: a proposal to elect the nominees named in the accompanying Proxy Statement as Directors to serve for the period indicated and a proposal to reappoint KPMG Peat Marwick LLP as the Company's independent auditors for the fiscal year ending September 30, 2000.

         Whether or not you are personally able to attend the Annual Meeting, please complete, sign, date and return the enclosed proxy as soon as possible. This action will not limit your rights to vote in person if you wish to attend the Annual Meeting.

         A copy of the Company's annual report on Form 10-K for the year ended September 30, 1999 was previously sent to you.

         I look forward to seeing you at the Annual Meeting.

                                         Sincerely,


                                         /s/JOSEPH L. CASTLE II

                                         Joseph L. Castle II
                                         Chairman and Chief Executive Officer

                            CASTLE ENERGY CORPORATION


                    Notice of Annual Meeting of Stockholders
                           to be held on June 29, 2000

                                                                 May 15, 2000


To The Stockholders:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Castle Energy Corporation, a Delaware corporation (the "Company"), will be held at The Radnor Hotel, 591 E. Lancaster Avenue, St. Davids, Pennsylvania, on Thursday, June 29, 2000 at 9:30 A.M., Eastern Daylight Time, for the following purposes:

         1. To elect the nominees named in the Proxy Statement as Directors to serve for the period indicated and until their successors have been elected.

         2. To consider and take action upon a proposal to reappoint KPMG Peat Marwick LLP as the Company's independent accountants for the fiscal year ending September 30, 2000.

         3. To transact any other business as may properly come before the Annual Meeting.

         Stockholders of record at the close of business on May 5, 2000 will be entitled to notice of and to vote at the Annual Meeting.

         The Company's Annual Report to Stockholders for the fiscal year ended September 30, 1999 was previously sent to the stockholders.

         A complete list of stockholders entitled to vote at the Annual Meeting will be kept at the office of the Company, One Radnor Corporate Center, Suite 250, 100 Matsonford Road, Radnor, Pennsylvania 19087, for examination by any stockholder, during ordinary business hours, for a period of not less than ten days prior to the Annual Meeting.

                                        By Order of the Board of Directors


                                        /s/JOSEPH L. CASTLE II


                                        Joseph L. Castle II
                                        Chairman and Chief Executive Officer



IMPORTANT:  PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE
            SELF-ADDRESSED RETURN ENVELOPE FURNISHED FOR THAT PURPOSE AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU LATER DESIRE TO REVOKE YOUR PROXY FOR ANY REASON, YOU MAY DO SO IN THE MANNER DESCRIBED IN THE ATTACHED PROXY STATEMENT.

                             PROXY STATEMENT FOR THE
                         ANNUAL MEETING OF STOCKHOLDERS
                                  TO BE HELD ON
                                  June 29, 2000


                                  INTRODUCTION

         The accompanying proxy is solicited by the Board of Directors of Castle Energy Corporation, a Delaware corporation (the "Company"), to be voted at the Annual Meeting of Stockholders to be held on June 29, 2000 and any adjournment or adjournments thereof (the "Annual Meeting"). When such proxy is properly executed and returned, the shares of the Company's Common Stock, par value $.50 per share ("Common Stock"), it represents will be voted at the Annual Meeting as directed. If no specification is indicated, the shares will be voted "FOR" the election of the nominees to serve as Director for the term designated and "FOR" the reappointment of KPMG Peat Marwick LLP as the Company's independent accountants for the fiscal year ending September 30, 2000. Any stockholder granting a proxy has the power to revoke it at any time prior to its exercise by notice of revocation to the Company in writing, by voting in person at the Annual Meeting or by execution of a later dated proxy; provided, however, that such action is taken in sufficient time to permit the necessary examination and tabulation of the subsequent proxy or revocation before the vote is taken.

         The shares entitled to vote at the Annual Meeting consist of shares of Common Stock, with each holder of record as of the close of business on May 5, 2000 (the "Record Date") entitled to one vote for each such share held. As of the Record Date hereof there were 6,817,887 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. This Proxy Statement and accompanying proxy are being sent to stockholders of the Company on or about May 15, 2000.

         The address of the Company's principal executive offices is One Radnor Corporate Center, Suite 250, 100 Matsonford Road, Radnor, Pennsylvania 19087, and the telephone number is (610) 995-9400.

                                TABLE OF CONTENTS

                                                                                                          Page
                                                                                                          ----
INTRODUCTION......................................................................................         1

PRINCIPAL HOLDERS OF VOTING SECURITIES............................................................         3

SECURITY OWNERSHIP OF MANAGEMENT..................................................................         4

DIRECTORS AND EXECUTIVE OFFICERS..................................................................         5

EXECUTIVE COMPENSATION............................................................................         7

    Summary Compensation..........................................................................         7
    Option Grants in Last Fiscal Year (Year Ended September 30, 1999).............................         7
    Aggregate Option Exercises In Last Fiscal Year and Fiscal Year End Option Values..............         7
    Employment Agreements.........................................................................         8
    Severance/Retention Agreements................................................................         8
    Section 16(a) Beneficial Ownership Reporting Compliance.......................................         8
    Compensation Committee Interlocks and Insider Participation...................................         9
    Board Compensation Committee Report on Executive Compensation.................................         9
    Performance Graphs............................................................................         11

BOARD OF DIRECTORS AND BOARD COMMITTEES...........................................................         14

    Fiscal 1999 Board Meetings....................................................................         14
    Board Committees..............................................................................         14
    Compensation of Directors.....................................................................         14

PROPOSAL TO ELECT DIRECTORS.......................................................................         15

PROPOSAL TO REAPPOINT INDEPENDENT ACCOUNTANTS.....................................................         16

OTHER MATTERS.....................................................................................         16

VOTE REQUIRED.....................................................................................         16

STOCKHOLDER PROPOSALS.............................................................................         16

EXPENSES OF SOLICITATION..........................................................................         17

                     PRINCIPAL HOLDERS OF VOTING SECURITIES

         The following table sets forth, as of May 5, 2000, the names of all persons who were known by the Company to be the beneficial owners (as defined in the rules of the Securities and Exchange Commission (the "Commission")), of more than five percent of the shares of Common Stock of the Company:

                                                                  Amount and Nature of                Percent of
Name and Address of Beneficial Owner                             Beneficial Ownership(1)               Class(1)
------------------------------------                         ---------------------------               --------
Joseph L. Castle II and Sally W. Castle                               1,644,024(2)                      23.77%
One Radnor Corporate Center, Suite 250
100 Matsonford Road
Radnor, Pennsylvania 19087

FMR Corp.                                                             1,196,250(3)                      17.55%
82 Devonshire Street
Boston, Massachusetts 02109

Kestrel Investment Management                                           878,100(4)                      12.88%
411 Borel Avenue, Suite 403
San Mateo, California  94402

Dimension Fund Advisors, Inc.                                           408,450(4)                       5.99%
1299 Ocean Avenue
11th Floor
Santa Monica, CA 90401-1038

---------------
(1) Based on a total of 6,817,887 shares of Common Stock issued and outstanding as of May 5, 2000. On January 31, 2000, the Company effected a stock split in the form of a two hundred percent stock dividend on all outstanding common shares. The result was the number of outstanding common shares tripled effective January 31, 2000. In calculating each respective holder's percentage ownership and beneficial ownership in the table above, shares of Common Stock which the holder has the right to acquire within 60 days are included.

(2) Joseph L. Castle II and Sally W. Castle are husband and wife. As such, each is deemed to beneficially own 1,644,024 shares of Common Stock which consists of (a) 1,434,699 shares of Common Stock owned by Mr. Castle, (b) 111,825 shares of Common Stock owned by Mrs. Castle and (c) 97,500 shares of Common Stock issuable upon exercise of options which are exercisable within 60 days by Mr. Castle at $4.08 per share.

(3) These shares are beneficially owned by Fidelity Management & Research Company as a result of its serving as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940 and as investment adviser to certain other funds which are generally offered to limited groups of investors. Based on information furnished by stockholder as of December 31, 1999, the most recent date as of which such information was so furnished.

(4) Based on information furnished by stockholder as of December 31, 1999, the most recent date as of which such information was so furnished.

                        SECURITY OWNERSHIP OF MANAGEMENT

         The following table sets forth, as of May 5, 2000, the shares of Common Stock beneficially owned by each executive officer named in the Summary of Compensation Table below (the "Named Executives"), by each director of the Company and by the directors and executive officers of the Company as a group, with sole voting and investment power unless otherwise indicated:

                                                                   Amount and Nature of             Percent of
                  Name of Beneficial Owner                       Beneficial Ownership (1)          Class (1)(2)
-------------------------------------------------------------    ------------------------         -------------
Joseph L. Castle II..........................................            1,644,024(3)                   23.77%

Richard E. Staedtler.........................................              150,150(4)                    2.15%

Martin R. Hoffmann...........................................               96,000(5)                    1.39%

Timothy M. Murin.............................................               90,675(6)                    1.31%

Sidney F. Wentz..............................................               90,000(7)                    1.30%

John P. Keller...............................................               81,000(8)                    1.18%

Russell S. Lewis.............................................               17,000(9)                    -

All directors and executive officers
as a group (8 persons).......................................            2,168,849                      29.12%

-------------

(1) Based on a total of 6,817,887 shares of Common Stock issued and outstanding as of May 5, 2000. On January 31, 2000, the Company effected a stock split in the form of a two hundred percent stock dividend on all outstanding common shares. The result was the number of outstanding common shares tripled effective January 31, 2000. In calculating each respective holder's percentage ownership and beneficial ownership in the table above, shares of Common Stock which the holder has the right to acquire within 60 days are included.

(2)   Percentages of less than one percent are omitted.

(3) Joseph L. Castle II and Sally W. Castle are husband and wife. As such, each is deemed to beneficially own 1,644,024 shares of Common Stock. Represents (a) 1,434,699 shares of Common Stock owned by Mr. Castle and 111,825 shares of Common Stock owned by Mrs. Castle and (b) 97,500 shares of Common Stock issuable upon exercise of options which are exercisable within 60 days by Mr. Castle at $4.08 per share.

(4) Represents 150 shares of Common Stock owned by Mr. Staedtler and 150,000 shares of Common Stock issuable upon exercise of options which are exercisable within 60 days at $4.38 per share.

(5) Represents 6,000 shares of Common Stock owned by an individual retirement account for the benefit of Mr. Hoffmann, 15,000 shares of Common Stock issuable upon exercise of options which are exercisable within 60 days at $3.75 per share, 15,000 shares of Common Stock issuable upon exercise of options which are exercisable within 60 days at $3.71 per share, 15,000 shares of Common Stock issuable upon exercise of options which are exercisable within 60 days at $3.79 per share, 15,000 shares of Common Stock issuable upon exercise of options, which are exercisable within 60 days at $4.50 per share, 15,000 shares of Common Stock issuable upon exercise of options, which are exercisable within 60 days at $5.75 per share and 15,000 shares of Common Stock issuable upon exercise of options, which are exercisable within 60 days at $8.58 per share.

(6) Represents 8,175 shares of Common Stock owned by Mr. Murin, 7,500 shares of Common Stock issuable upon exercise of options which are exercisable within 60 days at $3.42 per share and 75,000 shares of Common Stock issuable upon exercise of options which are exercisable within 60 days at $5.75 per share.

(7) Represents 15,000 shares of Common Stock issuable upon exercise of options which are exercisable within 60 days at $3.75 per share, 15,000 shares of Common Stock issuable upon exercise of options which are exercisable within 60 days at $3.71 per share, 15,000 shares of Common Stock issuable upon exercise of options which are exercisable within 60 days at $3.79 per share, 15,000 shares of Common Stock issuable upon exercise of options which are exercisable within 60 days at $4.50 per share, 15,000 shares of Common Stock issuable upon exercise of options, which are exercisable within 60 days at $5.75 per share and 15,000 shares of Common Stock issuable upon exercise of options, which are exercisable within 60 days at $8.58 per share.

(8) Represents 6,000 shares of Common Stock owned by Mr. Keller and 30,000 shares of Common Stock issuable upon exercise of options which are exercisable within 60 days at $3.79 per share, 15,000 shares of Common Stock issuable upon exercise of options, which are exercisable within 60 days at $4.50 per share, 15,000 shares of Common Stock issuable upon exercise of options, which are exercisable within 60 days at $5.75 per share and 15,000 shares of Common Stock issuable upon exercise of options, which are exercisable within 60 days at $8.58 per share.

(9)   Represents 17,000 shares of Common Stock owned by Mr. Lewis.

                        DIRECTORS AND EXECUTIVE OFFICERS

         Set forth below is certain information concerning the directors and executive officers of the Company and its significant subsidiaries as of May 5, 2000:

Named Directors and Executive
 Officers of the Company                        Age                               Position(s)
-----------------------------                   ---                               -----------
Joseph L. Castle II ....................        67         Chairman of the Board and Chief Executive Officer of the
                                                           Company

Sidney F. Wentz.........................        68         Director

Martin R. Hoffmann......................        68         Director

John P. Keller..........................        60         Director


Richard E. Staedtler....................        55         Director, Chief Financial Officer and Chief Accounting
                                                           Officer

Russell S. Lewis........................        45         Director

William C. Liedtke III..................        48         Vice President and General Counsel

Executive Officer of Significant
  Subsidiaries of the Company
--------------------------------
Timothy M. Murin........................        44         President of Castle Exploration Company, Inc. ("CECI")
                                                           and Castle Texas Production L.P. ("CTPLP") and Castle
                                                           Offshore LLC ("COLLC") subsidiaries of the Company

         A description of the business experience of each of the directors and executive officers of the Company and the executive officer of significant subsidiaries of the Company is as follows:

         Directors and Executive Officers of the Company

         Joseph L. Castle II has been a Director of the Company since 1985. Mr. Castle is the Chairman of the Board of Directors and Chief Executive Officer of the Company, having served as Chairman from December 1985 through May 1992 and since December 20, 1993. Mr. Castle also served as President of the Company from December 1985 through December 20, 1993, when he reassumed his position as Chairman of the Board. Previously, Mr. Castle was Vice President of Philadelphia National Bank; a corporate finance partner at Butcher and Sherrerd; an investment banking firm, and a Trustee of The Reading Company. Mr. Castle has worked in the energy industry in various capacities since 1971. Mr. Castle is a director of Comcast Corporation and Charming Shoppes, Inc.

         Sidney F. Wentz has been a director of the Company since June 1995. Mr. Wentz was Chairman of the Board of The Robert Wood Johnson Foundation, the nation's largest health care philanthropy from June 1989 until his retirement in 1999. Commencing in 1967, he held several positions with Crum and Forster, an insurance holding company, retiring as Chairman and Chief Executive Officer in 1988. Previously, he was an attorney with the law firm of White & Case and then Corporate Attorney for Western Electric Company/AT&T. Mr. Wentz is a director of Ace Limited, a Bermuda-based insurance company and the Bank of Somerset Hills, and a trustee of Drew University.

         Martin R. Hoffmann has been a director of the Company since June 1995. Mr. Hoffmann is of counsel to the Washington, D.C. office of the law firm of Skadden, Arps, Slate, Meagher & Flom LLP. He was a Senior Visiting Fellow at the Center for Technology, Policy and Industrial Development of the Massachusetts Institute of Technology from May 1993 to May 1995 and a private business consultant since 1993. From 1989 to 1993, Mr. Hoffmann served as Vice President and General Counsel of Digital Equipment Corporation. Prior to assuming this position, Mr. Hoffmann practiced law as Managing Partner of the Washington, D.C. office of Gardner, Carton and Douglas from 1977 to 1989. Mr. Hoffmann also served in various capacities at the United States Department of Defense, including General Counsel from 1974 to 1975 and Secretary of the Army from 1975 to 1977. He is a Director of Seachange International, Inc. of Maynard, Massachusetts.

         John P. Keller has been a director of the Company since April 1997. Since 1972, Mr. Keller has served as the President of Keller Group, Inc., a privately-held corporation with subsidiaries in Ohio, Pennsylvania and Virginia. In 1993 and 1994, Mr. Keller also served as the Chairman of American Appraisal Associates, an appraisal company. Mr. Keller is also a director of A.M. Castle & Co. and Old Kent Financial Corporation.

         Richard E. Staedtler has been a director of the Company since May 1997 and has been Senior Vice President and Chief Financial Officer of the Company since November 1994. Mr. Staedtler served as a director of the Company from 1986 through September 1992, and as Chief Financial Officer of the Company from 1984 through June 1993, when he formed Terrapin Resources, Inc. to purchase Minden Energy Corporation, then a wholly-owned subsidiary of the Company. Mr. Staedtler also serves as President of Terrapin, which previously provided certain administrative services to the Company until June 30, 1998.

         Russell S. Lewis has been a director of the Company since April 11, 2000. From 1994 to 1999, Mr. Lewis was the Chief Executive Officer of TransCore, a company which sells and installs electronic toll collection systems. Since 1999, Mr. Lewis has been the owner and President of Lewis Capital Group, a company investing in and providing consulting services to growth-oriented companies.

         William C. Liedtke III was appointed Vice President and General Counsel of the Company on February 1, 2000. From April 1999 to January 2000, Mr. Liedtke was President of WCLIII, Inc. He served as Chief Executive Officer of Redeco Energy Inc. from October 1997 to March 1999, having previously served as its Vice President and Chief Operating Officer since February 1995. Mr. Liedtke has served as an Independent General Partner of Merrill Lynch Oklahoma Venture Partners LP from August 1999 to the present.

         Executive Officer of Significant Subsidiaries of the Company

         Timothy M. Murin has been the President of CECI since June 1993. From August 1986 to June 1993, Mr. Murin served as the Vice President - Exploration and Production of CECI and thereafter as President of CECI. From August 3, 1993 until January 1997 and from May 1997 to the present, Mr. Murin has been President of CTPLP. From December 1999 until the present Mr. Murin has also been President of COLLC.

                             EXECUTIVE COMPENSATION

Summary Compensation

      The following table summarizes all compensation earned by the Company's Chief Executive Officer and each of the other executive officers whose total annual salary and bonus exceeded $100,000 for the fiscal year ended September 30, 1999.

                           SUMMARY COMPENSATION TABLE

                                                                                                   Long-Term
                                                                                                 Compensation
                                                                                                    Awards
                                                                                                 ------------
                                                              Annual Compensation                 Securities
                                       Fiscal Year    --------------------------------------      Underlying      All Other
                                          Ended                                 Other Annual       Options/     Compensation
Name and Principal Position           September 30,   Salary($)     Bonus($)  Compensation(2)       SARs(#)        ($) (1)
------------------------------        -------------   ---------     --------  ----------------   ------------   ------------
Joseph L. Castle II.................      1999         $362,500                    $378,513                         $5,400
    Chairman of the Board,                1998          356,875                     126,171                          6,234
    Chief Executive Officer               1997          356,250     $800,000                                         6,868
    and Director of the
    Company

Richard E. Staedtler................      1999          251,674       50,000        182,817                          7,534
    Director of the Company               1998          229,168       50,000         60,939                          6,875
    Chief Financial Officer               1997          200,833       25,000                                         6,213
    Chief Accounting Officer

Timothy M. Murin....................      1999          150,834       27,500         81,252                          5,571
    President of Castle Exploration       1998          108,333       20,000         27,084          25,000          3,521
     CECI, CTPLP and COLLC                1997           95,413       25,000                                           591

---------------------
(1)   Represents Company matching contributions under the Company's 401(k) Plan.

(2) Represents payments made pursuant to agreements with the Company. See "Severance/Retention Agreements."

Option Grants in Last Fiscal Year

         No options were granted to the Named Executive Officers during the fiscal year ended September 30, 1999.

Aggregate Option Exercises In Last Fiscal Year And Fiscal Year End Option Values

         The following table shows certain information regarding option exercises during the fiscal year ended September 30, 1999, the total number of unexercised options held at September 30, 1999 by the Named Executive Officers and the values for unexercised "in-the-money" options, which represent the positive spread between the exercise price of such stock options and the fair market value of the shares of Common Stock as of September 30, 1999, which was $5.67 per share.

                          FISCAL YEAR END OPTION VALUES

                                                                       Number of
                                                                       Securities            Value of
                                                                       Underlying           Unexercised
                                                                      Unexercised          in-the-Money
                                                                       Options at           Options at
                                                                    Fiscal Year-End       Fiscal Year-End
                                     Shares           Value               (#)                   ($)
                                  Acquired on       Realized          Exercisable/         Exercisable/
             Name                 Exercise (#)          $            Unexercisable         Unexercisable
-------------------------------  --------------     --------         --------------        -------------
Joseph L. Castle II............                                         97,500/-             $154,375/-

Richard E. Staedtler...........      75,000         $184,600           150,000/-             $193,750/-

Timothy M. Murin...............                                         82,500/-             $ 16,875/-

Employment Agreements

         Under the terms of his deferred compensation/retirement agreement, Mr. Joseph L. Castle II, Chairman and Chief Executive Officer, was entitled to an $848,000 benefit at September 30, 1996. In June 1997, the Compensation Committee changed the compensation base upon which the $848,000 benefit was computed, resulting in an increase in such benefit by $157,000 to $1,005,000 as of September 30, 1997. In October 1997, the Company paid Mr. Castle $285,456. In October 1998, the Company paid Mr. Castle $302,163. The Company paid the remaining $417,381 in October 1999.

Severance/Retention Agreements

         The Company entered into severance agreements with Messrs. Castle, Staedtler and Murin in June 1996 during the period when the Company sought to sell its assets to outside parties. Pursuant to the terms of the severance agreements, each officer was entitled to severance compensation in the event the Company sold substantially all of its assets and the purchaser did not retain such Named Executive Officer. Severance compensation under such circumstances was equal to one-month's salary for each full year of service with the Company and/or its subsidiaries. In addition, the severance agreements included a retention provision whereby such Named Executive Officers were entitled to receive such retention compensation if they remained with the Company through June 1, 1998 - whether or not they were subsequently terminated. For the period from June 1, 1998 to May 31, 1999 Messrs. Castle, Staedtler and Murin received such retention pay.

         The Company entered into severance agreements with Messrs. Staedtler and Murin in June 1999. These severance agreements provide for a year's severance compensation in the event substantially all of the Company's assets are sold and the named executive is terminated as a result of such sale.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers, directors and owners of more than 10% of any class of the Company's securities registered pursuant to Section 12 of the Exchange Act to file reports of ownership and changes in ownership with the Commission. The Commission's rules also require such persons to furnish the Company with a copy of all Section 16(a) reports that they file. Based solely upon a review of the copies of the reports and written representations furnished to the Company, all such reporting persons complied with such reporting obligations during the fiscal year ended September 30, 1999.

Compensation Committee Interlocks and Insider Participation

         For the fiscal year ended September 30, 1999, the Compensation Committee consisted of Sidney F. Wentz, Chairman, Martin R. Hoffmann and John P. Keller. All three members are outside directors of the Company.

Board Compensation Committee Report on Executive Compensation

         Overall Policy. This report is provided by the Compensation Committee to assist stockholders in understanding the Compensation Committee's objectives and procedures in establishing the compensation of the Company's Chief Executive Officer and other executive officers.

         The Company's executive compensation programs are designed to retain and reward executives who are successful in helping the Company achieve its business objectives. The key components of the executive compensation program are base salary, annual incentive awards and equity participation. These components are administered with the goal of providing total compensation that is competitive with compensation levels in the external marketplace. The program also recognized meaningful differences in individual performance. Each year the Compensation Committee reviews the elements of executive compensation to insure that the total compensation program, and each of its elements, meet the overall objectives discussed above.

         Base Salary. Executive officers' salaries (and salary increases, which are reviewed annually) are determined on a subjective basis with consideration given to the level of job responsibility, the competitiveness of the executives' salaries to the external marketplace and the degree to which the executive's individual objectives have been achieved. Individual objectives vary by business unit and strategic business goals. These factors are not considered on any formula basis.

         Bonus Program. Bonus payments are subjectively determined and are designed to reward and encourage individual excellence. In determining whether to award a discretionary bonus, the Compensation Committee considers the individual's special achievements, such as his contribution to actions taken during the past year that contribute to the strategic growth, profitability and competitiveness of the Company. Bonus payments tend to reflect results of the most recent fiscal year and thus emphasize achievement of short-term business plans. In addition, special bonuses are considered for exceptional efforts made during the year in connection with a particular transaction or business situation.

         Equity Participation. The Compensation Committee believes that it is in the Company's best interests to grant stock options from time-to-time to executive officers in order to align the interests of those executive officers with the stockholders and to maximize long-term stockholder value. The purpose of the Company's 1992 Executive Equity Incentive Plan (the "Incentive Plan"), approved by the stockholders of the Company in May 1993, is to increase the ownership of Common Stock of the Company by those key employees who contribute to the continued growth, development and financial success of the Company and its subsidiaries and to attract and retain key employees and reward them for the Company's profitable performance. The Incentive Plan is administered by the Compensation Committee.

         Actual individual awards are subjectively determined based on marketplace competitive practices and on such factors as the recipient's position, annual salary and individual and Company performance as well as historical equity grants and ownership positions. The Compensation Committee believes that equity participation helps create a long-term partnership between management/owners and other stockholders. The policy of granting stock options and encouraging stock ownership has played a strong part in retaining an excellent team of executives and managers.

         Compensation of the Chief Executive Officer. The Compensation Committee considers the same factors described above in determining the salary of Mr. Castle, the Chairman and Chief Executive Officer of the Company. Mr. Castle's salary earned in fiscal 1999 was $362,500 versus $356,875 in fiscal 1998. In June 1999, the Compensation Committee increased Mr. Castle's annual salary from $360,000 to $375,000. In addition, Mr. Castle earned retention pay of $378,513 in fiscal 1999 (see "Severance/Retention Agreement").

         Mr. Castle was not granted any stock options in fiscal 1999.

         In addition to the foregoing, Mr. Castle was paid $285,456 in October 1997, $302,163 in October 1998 and $417,381 in October 1999 under his deferred compensation/retirement plan. Such payments were due to Mr. Castle at September 30, 1997 (see "Employment Agreements").

         The Compensation Committee believes that performance based bonuses and stock options should constitute a significant portion of Mr. Castle's total compensation. The Compensation Committee based the award of Mr Castle's retention and deferred compensation largely upon Mr. Castle's efforts in the Company's sale of its Rusk County, Texas oil and gas and pipeline assets to Union Pacific Resources Corporation in May 1997. This sale resulted in a gain of $19,667,000 for the Company.

         Tax Deductibility of Executive Compensation. The Omnibus Budget Reconciliation Act (OBRA) of 1993 added Section 162(m) to the Internal Revenue Code. This section eliminates a company's tax deduction for any compensation over one million dollars paid to any one of the Named Executive Officers, subject to several statutory exceptions. The Company desires to preserve the tax deductibility of all compensation paid to its executive officers and other members of management. The Company and its subsidiaries did not pay any of the Named Executive Officers over one million dollars in fiscal 1999.

Compensation Committee:

Martin R. Hoffmann
John P. Keller
Sidney F. Wentz (Chairman)

Performance Graphs

         The Company is currently engaged in only one segment of the petroleum industry - exploration and production. Until May 31, 1999, the Company was also engaged in the natural gas marketing segment of the petroleum industry. The dominant segment in fiscal 1999 was natural gas marketing which accounted for approximately 87% of consolidated revenues for the fiscal year ended September 30, 1999.

         As a result of the foregoing, performance graphs are presented for both the natural gas marketing and exploration and the production segments. Since the Company has not engaged in natural gas marketing activities since May 1999, and has no current natural gas marketing prospects, the first graph is expected to be most relevant to past operations. Conversely, since the Company has spent approximately $31,000,000 to acquire and drill oil and gas properties in the eighteen months ended March 31, 2000, the second graph is expected to have more relevance to future operations.

               Comparison of Five Year-Cumulative Total Returns(1)

                   Among the Company, the NASDAQ Stock Market
                 (U.S. Companies Only) and the Company's Natural
                           Gas Marketing Peer Group(2)

          Castle Energy Corporation         NASDAQ Stock Market    Self-Determined Peer Group
09/30/94                       $100                        $100                          $100
10/31/94                     $93.75                    $101.951                       $96.585
11/30/94                    $79.688                     $98.571                       $93.023
12/30/94                    $71.875                     $98.878                       $90.663
01/31/95                    $73.438                     $99.398                       $89.655
02/28/95                      $62.5                    $104.622                       $92.673
03/31/95                    $50.781                    $107.728                        $96.23
04/28/95                    $53.125                     $111.12                       $101.54
05/31/95                    $55.078                    $113.995                      $102.565
06/30/95                    $64.844                    $123.224                      $104.878
07/31/95                    $60.156                    $132.274                      $107.103
08/31/95                    $54.688                    $134.959                      $107.955
09/29/95                    $59.375                    $138.067                          $112
10/31/95                    $44.531                    $137.272                      $108.492
11/30/95                    $50.781                    $140.492                      $116.734
12/29/95                    $55.762                    $139.749                      $121.449
01/31/96                    $48.438                    $140.448                      $125.519
02/29/96                    $49.219                    $145.802                      $127.631
03/29/96                    $57.813                    $146.292                      $136.207
04/30/96                        $75                    $158.411                      $140.674
05/31/96                    $67.188                    $165.678                      $143.515
06/28/96                    $64.063                     $158.21                      $142.149
07/31/96                    $64.063                    $144.126                      $135.867
08/30/96                    $58.203                     $152.21                      $142.408
09/30/96                    $53.906                    $163.845                      $147.047
10/31/96                    $52.344                    $162.031                      $156.006
11/29/96                    $58.984                    $172.084                      $171.598
12/31/96                    $67.188                    $171.941                       $176.95
01/31/97                    $73.438                    $184.142                      $177.816
02/28/97                    $64.063                    $173.957                      $180.254
03/31/97                     $68.75                    $162.617                      $174.226
04/30/97                    $67.578                    $167.679                      $173.337
05/30/97                    $79.688                    $186.672                      $182.672
06/30/97                    $83.594                    $192.407                      $173.474
07/31/97                    $80.565                    $212.684                      $181.341
08/29/97                    $88.463                    $212.377                       $184.85
09/30/97                    $90.043                    $224.968                      $197.144
10/31/97                    $89.363                    $213.246                      $206.467
11/28/97                    $87.767                    $214.376                      $209.003
12/31/97                    $88.964                    $210.682                       $223.26
01/30/98                    $86.296                    $217.349                      $216.105
02/27/98                   $101.620                    $237.789                      $234.645
03/31/98                   $112.911                    $246.567                      $235.206
04/30/98                   $119.499                    $250.721                      $233.743
05/29/98                   $130.880                    $236.801                      $232.577
06/30/98                   $126.815                    $253.340                      $231.696
07/31/98                   $113.472                    $250.377                      $221.097
08/31/98                   $112.653                    $200.887                      $160.690
09/30/98                   $115.111                    $228.773                      $201.035
10/30/98                   $124.805                    $238.655                      $196.933
11/30/98                   $125.632                    $262.796                      $197.797
12/31/98                   $115.713                    $296.889                      $200.751
01/29/99                   $108.440                    $340.063                      $205.866
02/26/99                   $107.606                    $309.584                      $228.155
03/31/99                   $106.772                    $332.097                      $244.981
04/30/99                   $103.169                    $341.425                      $291.318
05/28/99                   $122.118                    $333.571                      $315.939
06/30/99                   $121.276                    $363.350                      $273.048
07/30/99                   $117.205                    $358.071                      $281.478
08/31/99                   $114.232                    $372.259                      $279.364
09/30/99                   $115.506                    $371.687                      $261.250

This performance graph sets forth a comparison of cumulative total return since September 30, 1994 among the Company, the NASDAQ stock market (Market Index for U.S. Companies only) and a Peer Group of natural gas marketing companies whose operations are comparable to the Company's continuing operations.

--------
(1) Assumes $100 invested on September 30, 1994 in the Company's Common Stock, the Nasdaq Stock Market (Market Index for U.S. Companies only) and the Peer Group (as hereinafter defined).

(2) The Peer Group selected by the Company in 1999 is comprised of the following companies, all of which are involved in natural gas marketing:
     Mitchell Energy & Development Corp., Tejas Gas Corp. Development, Western Gas Resources Inc., Dynegy Inc., Aquila Gas Pipeline Corp., the Williams Companies and Kinder Morgan Inc., Kansas, Inc. In 1998 the Peer Group selected was the same.

               Comparison of Five Year-Cumulative Total Returns(1)
                   Among the Company, the NASDAQ Stock Market
                (U.S. Companies Only) and Public Crude Petroleum
                 and Natural Gas Companies (SIC Codes 1310-1319)

                                                                           Crude Petroleum and
              Castle Energy Corporation       NASDAQ Stock Market        Natural Gas Companies
 9/30/94                           $100                      $100                         $100
10/31/94                        $93.750                  $101.951                     $102.362
11/30/94                        $79.688                   $98.571                      $96.801
12/30/94                        $71.875                   $98.878                      $95.338
 1/31/95                        $73.438                   $99.398                      $89.047
 2/28/95                          $62.5                  $104.622                      $88.785
 3/31/95                        $50.781                  $107.728                      $93.667
 4/28/95                        $53.125                   $111.12                      $94.419
 5/31/95                        $55.078                  $113.995                      $95.942
 6/30/95                        $64.844                  $123.224                      $95.805
 7/31/95                        $60.156                  $132.274                      $95.906
 8/31/95                        $54.688                  $134.959                      $94.514
 9/29/95                        $59.375                  $138.067                      $97.017
10/31/95                        $44.531                  $137.272                      $91.964
11/30/95                        $50.781                  $140.492                      $93.598
12/29/95                        $55.762                  $139.749                     $100.189
 1/31/96                        $48.438                  $140.448                     $103.737
 2/29/96                        $49.219                  $145.802                     $106.247
 3/29/96                        $57.813                  $146.292                     $103.887
 4/30/96                            $75                  $158.411                     $112.971
 5/31/96                        $67.188                  $165.678                     $120.415
 6/28/96                        $64.063                   $158.21                     $126.095
 7/31/96                        $64.063                  $144.126                      $118.28
 8/30/96                        $58.203                   $152.21                     $118.602
 9/30/96                        $53.906                  $163.845                     $129.595
10/31/96                        $52.344                  $162.031                     $135.593
11/29/96                        $58.984                  $172.084                     $141.194
12/31/96                        $67.188                  $171.941                     $144.813
 1/31/97                        $73.438                  $184.142                     $147.251
 2/28/97                        $64.063                  $173.957                     $123.821
 3/31/97                         $68.75                  $162.617                     $126.333
 4/30/97                        $67.578                  $167.679                     $119.502
 5/30/97                        $79.688                  $186.672                     $131.211
 6/30/97                        $83.594                  $192.407                      $139.97
 7/31/97                        $80.565                  $212.684                     $139.955
 8/29/97                        $88.463                  $212.377                     $150.859
 9/30/97                        $90.043                  $224.968                     $172.375
10/31/97                        $89.363                  $213.246                     $170.015
11/28/97                        $87.767                  $214.376                     $153.378
12/31/97                        $88.964                  $210.682                     $138.017
 1/30/98                        $86.296                  $217.349                      $130.99
 2/27/98                        $101.62                  $237.789                     $130.646
 3/31/98                       $112.911                  $246.567                     $140.158
 4/30/98                       $119.499                  $250.721                     $140.384
 5/29/98                        $130.88                  $236.801                     $127.836
 6/30/98                       $126.815                   $253.34                     $123.867
 7/31/98                       $113.472                  $250.377                     $107.468
 8/31/98                       $112.653                  $200.887                      $83.253
 9/30/98                       $115.111                  $228.773                      $91.793
10/30/98                       $124.805                  $238.655                      $89.830
11/30/98                       $125.632                  $262.796                      $77.346
12/31/98                       $115.713                  $296.889                      $66.954
 1/29/99                       $108.440                  $340.063                      $65.089
 2/26/99                       $107.606                  $309.584                      $55.570
 3/31/99                       $106.772                  $332.097                      $61.707
 4/30/99                       $103.169                  $341.425                      $68.505
 5/28/99                       $122.118                  $333.571                      $68.426
 6/30/99                       $121.276                  $363.350                      $72.595
 7/30/99                       $117.205                  $358.071                      $76.717
 8/31/99                       $114.232                  $372.259                      $77.011
 9/30/99                       $115.506                  $371.687                      $77.719

      This performance graph sets forth a comparison of cumulative total return since September 30, 1994 among the Company, the NASDAQ stock market (Market Index for U.S. Companies only) and public crude petroleum and natural gas companies (SIC 1310-1319).

--------
(1) Assumes $100 invested on September 30, 1994 in the Company's Common Stock, the NASDAQ Stock Market (Market Index for U.S. Companies only) and Peer Group Comprised of all Public Crude Petroleum and Natural Gas Companies (SIC Codes 1310-1319).

                     BOARD OF DIRECTORS AND BOARD COMMITTEES

Fiscal 1999 Board Meetings

      The Board of Directors of the Company held nine meetings during the fiscal year ended September 30, 1999. During such fiscal year, each of the incumbent directors attended not less than 75% of the total number of meetings of the Board of Directors and of the Committees of the Board of Directors on which such director served.

Board Committees

         The Audit Committee consists of Mr. Hoffmann (Chairman), Mr. Wentz and Mr. Keller. All three Audit Committee members are outside directors. The functions of the Audit Committee are to: (a) recommend the appointment of the Company's independent public accountants; (b) review the financial reports of the Company; (c) monitor the effectiveness of the independent audit; (d) assure that the scope and implementation of the independent audit is not restricted or the independence of the independent accountants compromised; (e) review the independent accountants' reports to management on internal controls and recommend such actions as may be appropriate; and (f) review and approve the engagement by management of all non-audit and special services involving, in the aggregate, fees in excess of $15,000 per year. The Audit Committee held one meeting during the fiscal year ended September 30, 1999.

         The Company has not established a nominating committee.

         The Compensation Committee consists of Mr. Wentz (Chairman), Mr. Hoffmann and Mr. Keller. All three Compensation Committee members are outside directors. The Compensation Committee establishes overall compensation programs and policies for the Company. The Compensation Committee monitors the selection and performance as well as reviews and approves the compensation of key executives, and administers the Incentive Plan. The Compensation Committee held one meeting during the fiscal year ended September 30, 1999.

Compensation of Directors

         All of the outside directors are paid director's fees of $32,000 per year. In addition, all outside directors receive fees for attending meetings of the board of directors. The fee per meeting is $1,500. Committee members also receive a $500 fee for attending each committee meeting.

         In addition, each outside director is granted an option to purchase 15,000 shares of Common Stock each calendar year under the Company's 1992 Executive Equity Incentive Plan. The option is granted on the first business day of each calendar year. The exercise price for such options is the closing price of the Company's stock on the date of grant. The option is exercisable six months after it is granted. In January 2000, the Company issued to each of Messrs. Hoffmann, Wentz and Keller options to purchase 15,000 shares of Common Stock at $8.58 per share. The options expire in ten years.

                           PROPOSAL TO ELECT DIRECTORS

         At the Annual Meeting, the Stockholders will be asked to elect two directors, constituting one class of directors, to serve for the term indicated and until such director's successor are elected and qualified. In the unanticipated event that one or both of the nominees for director becomes unavailable, it is intended that proxies will be voted for such substitute nominees as may be designated by the Board of Directors.

         The Company's Bylaws, as amended, provide that the number of directors of the Company shall be not less than four, nor more than nine, as shall be determined by the Board of Directors. Both the Bylaws and the Company's Certificate of Incorporation also provide that the directors shall be divided into three classes, each class to consist of, as nearly as possible, one third of the number of directors who constitute the entire Board. At each annual meeting of stockholders of the Company, successors to the class of directors whose term expires at such meeting shall then be elected for a three-year term. The Bylaws further provide that if the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible.

         The shares represented by the enclosed Proxy will be voted as directed. If no choice is specified in the Proxy, the shares represented by the enclosed Proxy will be voted "For" the nominees set forth below. The Board of Directors recommends voting "FOR" the nominees to serve in the class indicated.

         Information concerning the nominees for the class of directors to be elected, as well as those continuing directors not standing for election at the Annual Meeting, is set forth below:

         The following individuals are nominated to serve as directors in the class whose term will expire at the Annual Meeting in the year 2003:

         John P. Keller has been a director of the Company since April 1997. Since 1972, Mr. Keller has served as the President of Keller Group, Inc., a privately-held corporation with subsidiaries in Ohio, Pennsylvania and Virginia. In 1993 and 1994, Mr. Keller also served as the Chairman of American Appraisal Associates, an appraisal company. Mr. Keller is also a director of A.M. Castle & Co. and Old Kent Financial Corporation.

         Richard E. Staedtler has been a director of the Company since May 1997 and has been Senior Vice President and Chief Financial Officer of the Company since November 1994. Mr. Staedtler served as a director of the Company from 1986 through September 1992, and as Chief Financial Officer of the Company from 1984 through June 1993, when he formed Terrapin Resources, Inc. ("Terrapin") to purchase Minden Energy Corporation, then a wholly-owned subsidiary of the Company. Mr. Staedtler also serves as President of Terrapin, which previously provided certain administrative services to the Company until June 30, 1998.

         The following individuals are directors whose term will expire at the 2001 Annual Meeting.

         Joseph L. Castle II has been a Director of the Company since 1985. Mr. Castle is the Chairman of the Board of Directors and Chief Executive Officer of the Company, having served as Chairman from December 1985 through May 1992 and since December 20, 1993. Mr. Castle also served as President of the Company from December 1985 through December 20, 1993 when he reassumed his position as Chairman of the Board. Previously, Mr. Castle was Vice President of Philadelphia National Bank; a corporate finance partner at Butcher and Sherrerd, an investment banking firm, and a Trustee of The Reading Company. Mr. Castle has worked in the energy industry in various capacities since 1971. Mr. Castle is a director of Comcast Corporation and Charming Shoppes, Inc.

         Sidney F. Wentz has been a director of the Company since June 1995. Mr. Wentz was Chairman of the Board of The Robert Wood Johnson Foundation, the nation's largest health care philanthropy from June 1989 until his retirement in June 1999. Commencing in 1967, he held several positions with Crum and Forster, an insurance holding company, retiring as Chairman and Chief Executive Officer in 1988. Previously, he was an attorney with the law firm of White & Case and then Corporate Attorney for Western Electric Company/AT&T. Mr. Wentz is a director of Ace Limited, a Bermuda-based insurance company and the Bank of Somerset Hills, and a trustee of Drew University.

         The following individuals are directors whose terms will expire at the 2002 Annual Meeting:

         Martin R. Hoffmann has been a director of the Company since June 1995. Mr. Hoffmann is of counsel to the Washington, D.C. office of the law firm of Skadden, Arps, Slate, Meagher & Flom LLP. He was a Senior Visiting Fellow at the Center for Technology, Policy and Industrial Development of the Massachusetts Institute of Technology from May 1993 to May 1995 and a private business consultant since 1993. From 1989 to 1993, Mr. Hoffmann served as Vice President and General Counsel of Digital Equipment Corporation. Prior to assuming this position, Mr. Hoffmann practiced law as Managing Partner of the Washington, D.C. office of Gardner, Carton and Douglas from 1977 to 1989. Mr. Hoffmann also served in various capacities at the United States Department of Defense, including General Counsel from 1974 to 1975 and Secretary of the Army from 1975 to 1977. He is a Director of Seachange International, Inc. of Maynard, Massachusetts.

         Russell S. Lewis has been a director of the Company since April 11, 2000. From 1994 to 1999, Mr. Lewis was the Chief Executive Officer of TransCore, a company which sells and installs electronic toll collection systems. Since 1999, Mr. Lewis has been the owner and President of Lewis Capital Group, a company investing in and providing consulting services to growth-oriented companies.

                  PROPOSAL TO REAPPOINT INDEPENDENT ACCOUNTANTS

         The Board of Directors has selected the accounting firm of KPMG Peat Marwick LLP ("KPMG") to be the Company's independent accountants to audit the books and records of the Company and its subsidiaries for the fiscal year ending September 30, 2000. The firm has no material relationship with the Company and is considered well qualified. Should the stockholders of the Company not ratify the selection of KPMG or should the fees proposed by KPMG become excessive or the services provided by KPMG become unsatisfactory, the selection of another firm of independent certified public accountants will be undertaken by the Board of Directors.

         Representatives of KPMG are expected to be present at the Annual Meeting, and will have an opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

         The shares represented by the enclosed Proxy will be voted as directed. If no choice is specified in the Proxy, the shares represented by the enclosed Proxy will be voted "FOR" the selection of KPMG as the Company's independent accountants. The Board of Directors recommends a vote "FOR" the proposal to ratify the selection of KPMG as the Company's independent accountants.

                                  OTHER MATTERS

         The Board of Directors knows of no other matters to be brought before the Annual Meeting. Should any other matter be properly raised at the Annual Meeting, however, it is the intention of each of the persons named in the Proxy to vote in accordance with his judgment as to each such matter raised.

                                  VOTE REQUIRED

         The two nominees within the class of directors for election to the Board of Directors at the Annual Meeting who receive the greatest number of votes for director, a quorum being present, shall become the directors for such class. The affirmative vote of the holders of a majority of the Common Stock present in person or by proxy and entitled to vote at the Annual Meeting is required to ratify the selection of KPMG as the independent accountants of the Company. Abstentions and non-votes will not be tabulated as negative votes with respect to any matter presented at the Annual Meeting, but will be included in computing the number of shares of Common Stock present for purposes of determining the presence of a quorum for the Annual Meeting.

                              STOCKHOLDER PROPOSALS

         Any proposals of stockholders which are intended to be presented at the 2001 Annual Meeting of Stockholders must be received by the Secretary of the Company by January 15, 2001 for consideration for inclusion in the Proxy

Statement. In addition, the persons named as proxies on the form of proxy mailed in connection with the solicitation of proxies on behalf of the Company's Board of Directors for use at the 2001 Annual Meeting of Stockholders will be authorized to vote in their own discretion on any stockholder proposal not included in the Company's Proxy Statement if the Company does not receive written notice of such proposal by April 1, 2001. Such proxy holders' authority to vote in their discretion on stockholder purposes as to which the Company does receive notice by April 1, 2001 will be determined in accordance with the rules of the Securities and Exchange Commission.

                            EXPENSES OF SOLICITATION

         The cost of this solicitation of proxies will be borne by the Company. Solicitation will be made initially by mail. The directors and officers and other employees of the Company may, without compensation other than their usual compensation, solicit proxies by mail, telephone, telegraph or personal interview. The Company will also reimburse brokerage firms, banks, voting trustees, nominees and other recordholders for their reasonable out-of-pocket expenses in forwarding proxy materials to the beneficial owners of Common Stock.

                                         BY ORDER OF THE BOARD OF DIRECTORS

                                         /s/ JOSEPH L. CASTLE II

                                         JOSEPH L. CASTLE II
                                         Chairman and Chief Executive Officer



Radnor, Pennsylvania
May 15, 2000

                            CASTLE ENERGY CORPORATION

                 ANNUAL MEETING OF STOCKHOLDERS - JUNE 29, 2000

                                      PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned stockholder of Castle Energy Corporation, a Delaware corporation, (the "Company") hereby appoints Joseph L. Castle and Richard E. Staedtler, and each of them, attorneys and proxies, with full power of substitution, to vote all of the shares of Common Stock of the Comany that the undersigned may be entitled to vote at the Annual Meeting of the Stockholders of Castle Energy Corporation to be held on Thursday, June 29, 2000 at 9:30 a.m., Eastern Daylight Time, at The Radnor Hotel, 591 E. Lancaster Avenue, St. Davids, Pennsylvania, and at any adjournment or postponement thereof.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                  (Continued and to be signed on reverse side)

           Please mark your
/  X  /    votes as in this
           example using
           dark ink only.
                              THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE NOMINEES AND THE PROPOSAL LISTED BELOW

                               For
                             Nominee     Withhold
1.  Election of Nominees      |_|         |_|
                              |_|         |_|

(INSTRUCTION: To withhold authority              Nominee: John P. Keller
to vote for any individual nominee,              Nominee: Richard E. Staedtler
strike a line through the nominee's
name in the list at the right.)

                                                      For    Against    Abstain
2. PROPOSAL TO APPOINT                                |_|      |_|        |_|
   KPMG Peat Marwick
   LLP AS THE COMPANY'S
   INDEPENDENT ACCOUNTANTS
   FOR THE FISCAL YEAR ENDING
   SEPTEMBER 30, 2000.

3. In his discretion either proxy is authorized to vote upon such other business as may properly come before the meeting.

   This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the nominees for election as directors and FOR
   Proposal 2


                                                 Date                  , 2000
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                 Signature


                                                 Date                  , 2000
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       Signature if Held Jointly

Please sign exactly as name appears on the certificate or certificates representing shares to be voted by the proxy, as shown on the label above. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign full corporation name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person(s).